UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 12, 2009

(Date of earliest event reported)

QUEST RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On May 12, 2009, Quest Resource Corporation (the “Company”) received a staff determination notice (the “Staff Determination”) from The Nasdaq Stock Market (“Nasdaq”) stating that the Company’s common stock is subject to delisting since the Company is not in compliance with the filing requirements for continued listing as set forth in Listing Rule 5250(c)(1) (formerly Marketplace Rule 4310(c)(14)) (the “Rule”). The Staff Determination, which the Company expected, was issued in accordance with standard Nasdaq procedures due to the delayed filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “2008 Third Quarter Form 10-Q”) and Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”). The Staff Determination also noted that the Company was delinquent in the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the "2009 First Quarter Form 10-Q").

On May 18, 2009, the Company requested a hearing before the Nasdaq Listing Qualifications Hearing Panel (the “Panel”) to appeal the Staff Determination. The hearing request automatically stays the delisting of the Company’s common stock until June 3, 2009, the 15th calendar day from the Company’s May 19, 2009 deadline to request a hearing. The Company also requested that the Panel further stay the delisting of the Company’s common stock to allow the Company additional time to file its 2008 Third Quarter Form 10-Q, the 2008 Form 10-K and the 2009 First Quarter Form 10-Q. There can be no assurances, however, that the Panel will grant the Company’s requests or that the Company’s common stock will not be delisted.

As previously announced, on November 19, 2008, the Company received a Delinquency Compliance Alert Letter (the “Initial Letter”) from Nasdaq, indicating that the Company was not in compliance with the Rule due to the failure to file the 2008 Third Quarter Form 10-Q. As requested by Nasdaq, following receipt of the Initial Letter, the Company timely submitted a plan (the “Compliance Plan”) to Nasdaq outlining the Company’s planned actions to regain compliance with the Rule. Nasdaq subsequently granted the Company an extension to allow the Company until May 11, 2009 to regain compliance with the Rule by filing the 2008 Third Quarter Form 10-Q. On March 30, 2009, the Company received a Delinquency Compliance Alert Letter (the “Second Letter”) from Nasdaq, indicating that the Company was not in compliance with the Rule due to its failure to file the 2008 Form 10-K. As requested by Nasdaq, following receipt of the Second Letter, the Company timely submitted an update to the Compliance Plan, but Nasdaq did not grant the Company its requested extension to allow the Company until May 31, 2009 to regain compliance with the Rule by filing the 2008 Form 10-K and the 2008 Third Quarter Form 10-Q.

The Company is working diligently to complete the preparation and filing of the 2008 Third Quarter Form 10-Q, the 2008 Form 10-K and the 2009 First Quarter Form 10-Q.

A copy of the press release announcing receipt of the Staff Determination is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Quest Resource Corporation dated May 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION

/s/ Eddie LeBlanc
By:	Eddie LeBlanc
Chief Financial Officer

Date: May 18, 2009